UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2008

ITT Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Westchester Avenue White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not Applicable
(Former name or former address, if changed since last report)

Item 7.01.     Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure.  This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. On December 16, 2008 ITT Corporation issued a press release reaffirming its 2008 earnings forecast and providing its 2009 financial outlook.  The Company also announced that its Board of Directors approved the elimination of the expiration date with respect to the Company’s common stock repurchase program.  All other terms and conditions of such share repurchase program will remain as previously announced on October 27, 2006.  The press release is attached and incorporated by reference herein as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

 99.1       Press release dated December 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION

		By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar

		Its:	Vice President, Secretary and Associate General Counsel

Date:	December 16, 2008

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